Exhibit 99.1
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
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 07/31/02
Distribution Date: 08/25/02
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Balances
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
                                                                                   Initial         Period End
    Securitization Value                                                    $1,547,538,089       $716,441,117
    Reserve Account                                                            $81,245,750       $104,458,821
    Class A-1 Notes                                                           $180,000,000                 $0
    Class A-2 Notes                                                           $600,000,000                 $0
    Class A-3 Notes                                                           $300,000,000       $248,903,028
    Class A-4 Notes                                                           $389,660,000       $389,660,000
    Subordinated Note                                                          $30,951,089        $30,951,089
    Class B Certificates                                                       $46,927,000        $46,927,000

Current Collection Period
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    Beginning Securitization Value                                            $741,421,902
        Principal Reduction Amount                                             $24,980,785
    Ending Securitization Value                                               $716,441,117

    Calculation of Required 2000-A SUBI Collection Account Amount
        Collections
             Receipts of Monthly Payments                                      $19,143,085
             Sale Proceeds                                                      $3,489,422
             Termination Proceeds                                               $9,884,011
             Recovery Proceeds                                                    $446,635
        Total Collections                                                      $32,963,152

        Servicer Advances                                                       $6,050,817
        Reimbursement of Previous Servicer Advances                            ($4,940,679)

    Required 2000-A SUBI Collection Account Amount                             $34,073,289

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                    $14,245,595
    Current Period Monthly Payment Advance                                      $1,023,260
    Current Period Sales Proceeds Advance                                       $5,027,557
    Current Reimbursement of Previous Servicer Advance                         ($4,940,679)
    Ending Period Unreimbursed Previous Servicer Advances                      $15,355,732

Collection Account
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    Deposits to 2000-A SUBI Collection Account                                 $34,073,289
    Withdrawals from 2000-A SUBI Collection Account
        Servicing Fees                                                            $617,852
        Note Distribution Account Deposit                                       $3,681,351
        Reserve Fund Deposit - Subordinated Noteholder Interest                   $180,548
        Certificate Distribution Account Deposit                                  $273,741
        Monthly Principal Distributable Amount                                 $24,980,785
        Reserve Fund Deposit - Excess Collections                               $4,339,013
        Payments to Transferor                                                          $0
    Total Distributions from 2000-A SUBI Collection Account                    $34,073,289

Note Distribution Account
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    Amount Deposited from the Collection Account                               $28,662,136

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    Amount Deposited from the Reserve Account                                           $0
    Amount Paid to Noteholders                                                 $28,662,136

Certificate Distribution Account
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    Amount Deposited from the Collection Account                                  $273,741
    Amount Deposited from the Reserve Account                                           $0
    Amount Paid to Certificateholders                                             $273,741

Distributions
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    Monthly Principal Distributable Amount                                 Current Payment     Ending Balance Per $1,000    Factor
    Class A-1 Notes                                                                     $0                 $0      $0.00     0.00%
    Class A-2 Notes                                                                     $0                 $0      $0.00     0.00%
    Class A-3 Notes                                                            $24,980,785       $248,903,028     $83.27    82.97%
    Class A-4 Notes                                                                     $0       $389,660,000      $0.00   100.00%
    Subordinated Note                                                                   $0        $30,951,089      $0.00   100.00%
    Class B Certificates                                                                $0        $46,927,000      $0.00   100.00%

    Interest Distributable Amount                                          Current Payment         Per $1,000
    Class A-1 Notes                                                                     $0              $0.00
    Class A-2 Notes                                                                     $0              $0.00
    Class A-3 Notes                                                             $1,515,490              $5.05
    Class A-4 Notes                                                             $2,165,860              $5.56
    Subordinated Note                                                             $180,548              $5.83
    Class B Certificates                                                          $273,741              $5.83

Carryover Shortfalls
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                                                                    Prior Period Carryover    Current Payment Per $1,000
    Class A-1 Interest Carryover Shortfall                                              $0                 $0         $0
    Class A-2 Interest Carryover Shortfall                                              $0                 $0         $0
    Class A-3 Interest Carryover Shortfall                                              $0                 $0         $0
    Class A-4 Interest Carryover Shortfall                                              $0                 $0         $0
    Subordinated Note Interest Carryover Shortfall                                      $0                 $0         $0
    Certificate Interest Carryover Shortfall                                            $0                 $0         $0

Reserve Account
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    Beginning Period Required Amount                                          $104,458,821
    Beginning Period Amount                                                   $104,458,821
    Net Investment Earnings                                                       $151,437
    Current Period Deposit                                                      $4,519,561
    Reserve Fund Draw Amount                                                            $0
    Release of Excess Funds                                                     $4,670,998
    Ending Period Required Amount                                             $104,458,821
    Ending Period Amount                                                      $104,458,821

Residual Value Losses
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                                                                            Current Period         Cumulative
    Net Sale Proceeds                                                          $10,078,558       $401,472,801
    Residual Values                                                            $10,601,476       $419,884,993
    Residual Value Losses                                                         $522,918        $18,412,192

Receivables Data
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    Beginning of Period Lease Balance                                         $816,225,812
    End of Period Lease Balance                                               $790,342,525
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    Delinquencies Aging Profile - End of Period Lease Balance                Dollar Amount         Percentage
        Current                                                               $732,970,839             92.74%
        1-29 days                                                              $49,400,142              6.25%
        30-59 days                                                              $6,402,004              0.81%
        60-89 days                                                              $1,052,040              0.13%
        90-119 days                                                               $517,501              0.07%
        120+ days                                                                       $0              0.00%
        Total                                                                 $790,342,525            100.00%
        Delinquent Receivables +30 days past due                                $7,971,544              1.01%

    Credit Losses                                                           Current Period         Cumulative
        Liquidated Lease Balance                                                  $785,400        $13,140,085
        Liquidation Proceeds                                                      $614,949         $9,510,315
        Recovery Proceeds                                                          $58,986           $346,115
        Net Credit Losses                                                         $111,465         $3,283,655
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Note:   Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination
        Proceeds." Recovery Proceeds includes the portion of "Recovery
        Proceeds" related to specified leases which have been charged-off.